SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A
                                 Amendment No. 1

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 March 30, 2001


                        HOME PROPERTIES OF NEW YORK, INC.
             (Exact name of Registrant as specified in its Charter)


          MARYLAND                       1-13136               16-1455126
 (State or other jurisdiction        (Commission file       (I.R.S. Employer
 of incorporation or organization       number)           Identification Number)


                               850 CLINTON SQUARE
                            ROCHESTER, NEW YORK 14604
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (716) 546-4900




                                 Not applicable
          (Former name or former address, if changed since last report)

                        HOME PROPERTIES OF NEW YORK, INC.

                               AMENDMENT NO. 1 TO
                                 CURRENT REPORT
                                  ON FORM 8-K/A


Home Properties of New York, Inc. (the "Company") hereby amends items 5 and 7 of its Current Report on Form 8-K, which was filed on September 12, 2001, as set forth in the pages attached hereto:

Item 5.  Other Events

On October 24, 2001, Home Properties of New York, L.P., a New York limited partnership (the "Operating Partnership") purchased two apartment communities in a single transaction. This acquisition does not constitute a "significant subsidiary".

Wellington Woods and Wellington Lakes. On October 24, 2001, the Operating Partnership acquired Wellington Woods and Wellington Lakes (together referred to herein as the "Wellington Properties"), which include 274 units located in Fredericksburg, Virginia. Neither the Company nor any of its shareholders owned any interests in the sellers prior to the acquisition of the Wellington Properties. The purchase price of $11.1 million was funded by the assumption of $7.9 million of debt and $3.2 million of cash from available funds.

In determining the price paid for the Wellington Properties or any of the Acquisition Properties, as defined below, the Company considered the historical and expected cash flow from the properties, the nature of the occupancy trends and terms of the leases in place, current operating costs and taxes, the physical condition of the properties, the potential to increase their cash flow and other factors. The Company also considered the capitalization rates at which it believes apartment properties have recently sold, but determined the prices it was willing to pay for the properties primarily based on the factors discussed above. No independent appraisals were performed in connection with the acquisition. The Company, after investigation of the properties, is not aware of any material factors, other than those enumerated above, that would cause the financial information reported to not be necessarily indicative of future expected operating results.

The Operating Partnership also sold two properties. These dispositions are not deemed "significant depositions" either collectively or individually and are reported herein for information purposes only.

The Towers and Mountainside Apartments. On October 31, 2001, the Operating Partnership sold two communities: The Towers Apartments, 137 units, and Mountainside Apartments, 227 units, for a total of $23.8 million.

As further described in the Form 8-K filed on September 12, 2001, the Company acquired the following apartment communities (referred to herein along with the Wellington Properties as the "Acquisition Properties"):

Community                                                     Acquisition Date
---------                                                     ----------------
Woodholme Manor                                               March 30, 2001
Virginia Village*                                             May 31, 2001
Sandalwood                                                    May 31, 2001
Southern Meadows                                              June 29, 2001
Devonshire Hills (formerly Windsor at Hauppauge)*             July 16, 2001
Fenland Field*                                                August 1, 2001
Courtyards Village*                                           August 29, 2001
The Manor                                                     August 31, 2001

*collectively referred to herein along with the Wellington Properties as the "Selected Acquisition Properties"

In addition, the Company sold the following apartment communities (referred to herein along with The Towers and Mountainside Apartments as the "Sale Properties").

Community                                                     Disposition Date
------------------                                            ----------------
Williamstowne Apartments                                      May 17, 2001
Garden Village Apartments                                     May 17, 2001
Fairway Apartments                                            May 17, 2001
Springcreek Apartments                                        June 15, 2001
Hill Court Apartments                                         July 17, 2001
Ivy Ridge Apartments                                          July 17, 2001
Hamlet Court Apartments                                       August 15, 2001
Country Club Apartments                                       August 30, 2001
Doub Meadow                                                   August 30, 2001
Laurel Pines Apartments                                       August 30, 2001
Strawberry Hills Apartments                                   August 30, 2001
Riverdale Apartments                                          August 30, 2001

Item 7.  Financial Statements and Exhibits.

     a.       Financial Statements of the Selected Acquisition Properties:


              Item 7 of this report includes (i) unaudited statements of revenues and certain expenses for each of the Selected Acquisition Properties for the period ended September 30, 2001, the date of acquisition, or June 30, 2001, the Company's last fiscal quarter prior to the acquisition date, as appropriate, and (ii) audited statements of revenues and certain expenses for the year ended December 31, 2000 for each of the Selected Acquisition Properties. See pages F-1 to F-15.


              None of the Acquisition Properties constitute a "significant subsidiary" pursuant to the S-X rules. Audited statements of revenues and certain expenses for the year ended December 31, 2000 and related unaudited financial information for the period through the acquisition or the Company's appropriate quarterly reporting period are presented herein only for the Selected Acquisition Properties, which represent a majority of the Acquisition Properties. An audited statement of revenues and certain expenses for the year ended December 31, 2000 and related unaudited financial information for the period through the acquisition date or the Company's appropriate quarterly reporting period of Woodholme Manor, Sandalwood, Southern Meadows, and The Manor have not been presented as these apartment communities were individually below the 5% materiality threshold to require presentation under S-X Rule 3-14.

     b.       Pro Forma Financial Information:

              Pro forma condensed consolidated balance sheet of the Company as of September 30, 2001 and related notes (unaudited). See pages F-16 to F-17.

              Pro forma consolidated statement of operations of the Company for the nine-month period ended September 30, 2001 and for the year ended December 31, 2000 (unaudited). See pages F-18 to F-19.


              Notes to the pro forma consolidated statement of operations of the Company for the nine months ended September 30, 2001 and for the year ended December 31, 2000 (unaudited). See page F-20 to F-21.

     c. Estimated twelve-month pro forma statement of taxable net operating income and operating funds available. See page F-22.


     d.       Exhibit 23.0 -  Consent of PricewaterhouseCoopers LLP

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholders of Home Properties of New York, Inc.:


We have audited the accompanying Statement of Revenues and Certain Expenses of Virginia Village for the year ended December 31, 2000. This financial statement is the responsibility of Virginia Village's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenues and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the current report on Form 8-K/A of Home Properties of New York, Inc. dated March 30, 2001) as described in Note 1 and is not intended to be a complete presentation of Virginia Village's revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and direct operating expenses described in
Note 1 of Virginia Village for the year ended December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.


/s/PricewaterhouseCoopers LLP


PRICEWATERHOUSECOOPERS LLP

Rochester, New York
August 26, 2001

VIRGINIA VILLAGE
STATEMENT OF REVENUES AND CERTAIN EXPENSES
(IN THOUSANDS)
--------------------------------------------------------------------------------

                                                FOR THE PERIOD
                                                  JANUARY 1,       FOR THE YEAR
                                                    THROUGH           ENDED
                                                    MAY 31,         DECEMBER 31,
                                                     2001              2000
                                                  (UNAUDITED)

Revenues:
    Rental income                                    $ 1,613           $ 3,668
    Other income                                          83               183
                                                  -----------        ---------
                                                       1,696             3,851
                                                    ---------         --------

Certain expenses:
    Property operating and maintenance                   606             1,331
    Real estate taxes                                     93               203
                                                  -----------        ---------
                                                         699             1,534
                                                   ----------         --------

Revenues in excess of certain expenses              $    997           $ 2,317
                                                    =========          =======

























     The accompanying note is an integral part of this financial statement.

VIRGINIA VILLAGE
NOTE TO THE STATEMENT OF REVENUES AND CERTAIN EXPENSES
(IN THOUSANDS)
--------------------------------------------------------------------------------

1.     BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       Business
       The accompanying statement of revenues and certain expenses includes the operations (see "Basis of Presentation" below) of Virginia Village, a residential property formerly owned and managed by parties not related to Home Properties of New York, Inc. (the "Company").

       On May 31, 2001, the Company, through its subsidiary Home Properties of New York, L.P., acquired Virginia Village, comprised of 344 apartment units located in one community. The property is located in Alexandria, Virginia.

       Total consideration for the acquisition was $27.0 million, which was funded through $9.6 million in assumed debt, $16.2 million of Operating Partnership Units in Home Properties of New York, L.P., and $1.2 million of cash. The mortgage carries an interest rate of 6.91% and matures in January 2008.

       Basis of Presentation
       The accompanying financial statement has been prepared on the accrual basis of accounting, but is not representative of the actual operations of Virginia Village for the periods shown. As required by the Securities and Exchange Commission, Regulation S-X, Rule 3-14, certain expenses have been excluded which may not be comparable to the proposed future operations of Virginia Village. Expenses excluded relate to property management and administrative fees, interest expense, depreciation and amortization expense. The Company is not aware of any material factors relating to Virginia Village that would cause the reported financial information not to be necessarily indicative of future operating results.

       Expenditures for repairs and maintenance items are expensed as incurred. Costs related to the acquisition and improvement of property and related equipment are capitalized.

       Revenue Recognition
       Rental income attributable to residential leases is recorded when due from residents. Leases are generally for terms of one year.

       Interim Unaudited Financial Statement
       The accompanying interim unaudited statement of revenues and certain expenses for the period from January 1 through May 31, 2001 has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission described above. The results of operations of such interim period are not necessarily indicative of the results for the full year.

       Use of Estimates in the Preparation of Financial Statements
       The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholders of Home Properties of New York, Inc.:

We have audited the accompanying Statement of Revenues and Certain Expenses of Devonshire Hills (formerly Windsor at Hauppauge, L.P.) for the year ended December 31, 2000. This financial statement is the responsibility of Devonshire Hills' (formerly Windsor at Hauppauge, L.P.) management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenues and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the current report on Form 8-K/A of Home Properties of New York, Inc. dated March 30, 2001) as described in Note 1 and is not intended to be a complete presentation of Devonshire Hills' revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and direct operating expenses described in
Note 1 of Devonshire Hills for the year ended December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.


/s/PricewaterhouseCoopers LLP


PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
October 3, 2001

DEVONSHIRE HILLS
(FORMERLY WINDSOR AT HAUPPAUGE, L.P.)
STATEMENT OF REVENUES AND CERTAIN EXPENSES
(IN THOUSANDS)
--------------------------------------------------------------------------------

                                            FOR THE PERIOD
                                              JANUARY 1,              FOR THE
                                               THROUGH               YEAR ENDED
                                               JUNE 30,             DECEMBER 31,
                                                2001                   2000
                                             (UNAUDITED)

Revenues:
    Rental income                              $2,817                  $4,860
    Other income                                  225                     397
                                             --------                 -------

                                                3,042                   5,257
                                              -------                  ------

Certain expenses:
    Property operating and maintenance            668                     897
    Real estate taxes                             203                     398
                                             --------                 -------

                                                  871                   1,295
                                             --------                  ------

Revenues in excess of certain expenses         $2,171                  $3,962
                                              =======                  ======
























     The accompanying note is an integral part of this financial statement.

DEVONSHIRE HILLS
(FORMERLY WINDSOR AT HAUPPAUGE, L.P.)
NOTE TO THE STATEMENT OF REVENUES AND CERTAIN EXPENSES
--------------------------------------------------------------------------------

1.       BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         Business
         The accompanying statement of revenues and certain expenses includes the operations (see "Basis of Presentation" below) of Devonshire Hills (formerly Windsor at Hauppauge, L.P.), a residential property formerly owned and managed by parties not related to Home Properties of New York, Inc. (the "Company").

         On July 16, 2001, the Company, through its subsidiary Home Properties of New York, L.P., acquired Devonshire Hills, comprised of 297 apartment units located in one community. The property is located in Hauppauge, New York.

         Total consideration for the acquisition was $47.5 million, which was funded through $24.6 million of assumed debt and $22.9 million of cash. The mortgage carries an interest rate of 7.74% and matures in July 2006. Interest expense amounted to $1.9 million for the year ended December 31, 2000 and $1 million for the period ended June 30, 2001 (unaudited).

         Basis of Presentation
         The accompanying financial statement has been prepared on the accrual basis of accounting, but is not representative of the actual operations of Devonshire Hills for the period shown. As required by the Securities and Exchange Commission, Regulation S-X, Rule 3-14, certain expenses have been excluded which may not be comparable to the proposed future operations of Devonshire Hills. Expenses excluded relate to property management fees, interest expense, depreciation and amortization expense and allocated corporate expenses. The Company is not aware of any material factors relating to Devonshire Hills that would cause the reported financial information not to be necessarily indicative of future operating results.

         Expenditures for repairs and maintenance items are expensed as incurred. Costs related to the acquisition and improvement of the property and related equipment are capitalized.

         Revenue Recognition
         Rental income attributable to residential leases is recorded when due from residents. Leases are generally for terms of one year.

         Interim Unaudited Financial Statement
         The accompanying interim unaudited statement of revenues and certain expenses for the period from January 1 through June 30, 2001 has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission described above. The results of operations of such interim period are not necessarily indicative of the results for the full year.

         Uses of Estimates in the Preparation of Financial Statement
         The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

                        REPORT OF INDEPENDENT ACCOUNTANTS


The Board of Directors and Shareholders of
Home Properties of New York, Inc.:


We have audited the accompanying Statement of Revenues and Certain Expenses of Fenland Field Apartments for the year ended December 31, 2000. This financial statement is the responsibility of Fenland Field Apartments' management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenues and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the current report on Form 8-K/A of Home Properties of New York, Inc. dated March 30, 2001) as described in Note 1 and is not intended to be a complete presentation of Fenland Field Apartments' revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and direct operating expenses described in
Note 1 of Fenland Field Apartments for the year ended December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.


/s/PricewaterhouseCoopers LLP


PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
October 1, 2001

FENLAND FIELD APARTMENTS
STATEMENT OF REVENUES AND CERTAIN EXPENSES
(IN THOUSANDS)
--------------------------------------------------------------------------------

                                                 FOR THE PERIOD
                                                    JANUARY 1,     FOR THE YEAR
                                                     THROUGH            ENDED
                                                     JUNE 30,       DECEMBER 31,
                                                       2001             2000
                                                   (UNAUDITED)


Revenues:
    Rental income                                    1,083              2,065
    Other income                                        46                 68
                                                    ------                 --
                                                     1,129              2,133
                                                     -----              -----

Certain expenses:
    Property operating and maintenance                 365                696
    Real estate taxes                                   74                161
                                                   -------             ------
                                                       439                857
                                                    ------             ------

Revenues in excess of certain expenses                 690              1,276
                                                    ======              =====






















     The accompanying note is an integral part of this financial statement.

FENLAND FIELD APARTMENTS
NOTE TO THE STATEMENT OF REVENUES AND CERTAIN EXPENSES
(IN THOUSANDS)
--------------------------------------------------------------------------------

1.     BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       Business

       The accompanying statement of revenues and certain expenses includes the operations (see "Basis of Presentation" below) of Fenland Field Apartments, a residential property formerly owned and managed by parties not related to Home Properties of New York, Inc. (the "Company").

       On August 1, 2001, the Company, through its subsidiary Home Properties of New York, L.P., acquired Fenland Field Apartments, comprised of 234 apartment units located in one community. The property is located in Columbia, Maryland.

       Total consideration for the acquisition was $14.5 million, which was funded by available cash.

       Basis of Presentation
       The accompanying financial statement has been prepared on the accrual basis of accounting, but is not representative of the actual operations of Fenland Field Apartments for the periods shown. As required by the Securities and Exchange Commission, Regulation S-X, Rule 3-14, certain expenses have been excluded which may not be comparable to the proposed future operations of Fenland Field Apartments. Expenses excluded relate to property management fees, interest expense, depreciation and amortization expense and allocated corporate. The Company is not aware of any material factors relating to Fenland Field Apartments that would cause the reported financial information not to be necessarily indicative of future operating results.

       Expenditures for repairs and maintenance items are expensed as incurred. Costs related to the acquisition and improvement of property and related equipment are capitalized.

       Revenue Recognition
       Rental income attributable to residential leases is recorded when due from residents. Leases are generally for terms of one year.

       Interim Unaudited Financial Statement
       The accompanying interim unaudited statement of revenues and certain expenses for the six-month period from January 1 through June 30, 2001 has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission described above. The results of operations of such interim period are not necessarily indicative of the results for the full year.

       Use of Estimates In The Preparation of Financial Statements
       The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                        REPORT OF INDEPENDENT ACCOUNTANTS



The Board of Directors and Shareholders of
Home Properties of New York, Inc.:


We have audited the accompanying Statement of Revenues and Certain Expenses of Courtyard Village Apartments for the year ended December 31, 2000. This financial statement is the responsibility of Courtyard Village Apartments' management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenues and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the current report on Form 8-K/A of Home Properties of New York, Inc. dated March 30, 2001) as described in Note 1 and is not intended to be a complete presentation of Courtyard Village Apartments' revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and direct operating expenses described in
Note 1 of Courtyard Village Apartments for the year ended December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.


/s/PricewaterhouseCoopers LLP


PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
October 1, 2001

COURTYARD VILLAGE APARTMENTS
STATEMENT OF REVENUES AND OPERATING EXPENSES
(IN THOUSANDS)
--------------------------------------------------------------------------------

                                                FOR THE PERIOD
                                                 JANUARY 1,        FOR THE YEAR
                                                  THROUGH               ENDED
                                                  JUNE 30,          DECEMBER 31,
                                                    2001                2000
                                                 (UNAUDITED)


Revenues:
    Rental income                                   $1,003             $1,991
    Other income                                        37                 79
                                                  --------           --------
                                                     1,040              2,070
                                                    ------             ------

Certain expenses:
    Property operating and maintenance                 407                699
    Real estate taxes                                   94                152
                                                  --------            -------
                                                       501                851
                                                   -------            -------

Revenues in excess of certain expenses              $  539             $1,219
                                                    ------             ------






















     The accompanying note is an integral part of this financial statement.

COURTYARD VILLAGE APARTMENTS
NOTE TO THE STATEMENT OF REVENUES AND CERTAIN EXPENSES
(IN THOUSANDS)
--------------------------------------------------------------------------------

1.  BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Business
The accompanying statement of revenues and certain expenses includes the operations (see "Basis of Presentation" below) of Courtyard Village Apartments, a residential property formerly owned and managed by parties not related to Home Properties of New York, Inc. (the "Company").

On August 29, 2001, the Company, through its subsidiary Home Properties of New York, L.P., acquired Courtyard Village Apartments, comprised of 224 apartment units located in one community. The property is located in Naperville, Illinois.

Total consideration for the acquisition was $12.8 million, which was funded through $5.1 million in assumed debt and $7.7 million in cash. The mortgage carries an interest rate of 7.88% and matures in 2007.

Basis of Presentation
The accompanying financial statement has been prepared on the accrual basis of accounting, but is not representative of the actual operations of Courtyard Village Apartments for the periods shown. As required by the Securities and Exchange Commission, Regulation S-X, Rule 3-14, certain expenses have been excluded which may not be comparable to the proposed future operations of Courtyard Village Apartments. Expenses excluded relate to property management fees, interest expense, depreciation and amortization expense and allocated corporate expenses. The Company is not aware of any material factors relating to Courtyard Village Apartments that would cause the reported financial information not to be necessarily indicative of future operating results.

Expenditures for repairs and maintenance items are expensed as incurred. Costs related to the acquisition and improvement of property and related equipment are capitalized.

Revenue Recognition
Rental income attributable to residential leases is recorded when due from residents. Leases are generally for terms of one year.

Interim Unaudited Financial Statement
The accompanying interim unaudited statement of revenues and certain expenses for the six-month period from January 1 through June 30, 2001 has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission described above. The results of operations of such interim period are not necessarily indicative of the results for the full year.

Use Of Estimates In The Preparation Of Financial Statements
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholders of Home Properties of New York, Inc.:


We have audited the accompanying Combined Statement of Revenues and Certain Expenses of Wellington Lakes and Wellington Woods Apartments ("The Wellington Properties") for the year ended December 31, 2000. This financial statement is the responsibility of the Wellington Properties' management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Combined Statement of Revenues and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the current report on Form 8-K/A of Home Properties of New York, Inc. dated March 30, 2001) as described in
Note 1 and is not intended to be a complete presentation of the Wellington Properties' revenues and expenses.

In our opinion, the combined financial statement referred to above presents fairly, in all material respects, the revenue and direct operating expenses described in Note 1 of the Wellington Properties for the year ended December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.


/s/PricewaterhouseCoopers LLP


PRICEWATERHOUSECOOPERS LLP

Rochester, New York
November 19, 2001

THE WELLINGTON PROPERTIES
COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES
(IN THOUSANDS)
--------------------------------------------------------------------------------



                                                 FOR THE PERIOD
                                                    JANUARY 1,     FOR THE YEAR
                                                    THROUGH            ENDED
                                                  SEPTEMBER 30,     DECEMBER 31,
                                                      2001              2000
                                                  (UNAUDITED)

Revenues:
  Rental income                                      $1,566            $1,823
  Other income                                           67                79
                                                     ------          --------
                                                      1,633             1,902
                                                      ------            -----


Certain expenses:
  Property operating and maintenance                    593               840
  Real estate taxes                                      80                98
                                                     ------          --------
                                                        673               938
                                                     ------           -------


Revenues in excess of certain expenses                 $960              $964
                                                       ====              ====























     The accompanying note is an integral part of this financial statement.

THE WELLINGTON PROPERTIES
NOTE TO COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------


1.       BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         BUSINESS
         The accompanying combined statement of revenues and certain expenses includes the operations (see "Basis of Presentation" below) of Wellington Lakes and Wellington Woods Apartments (together the "Wellington Properties"), two residential properties formerly owned and managed by parties not related to Home Properties of New York, Inc. (the "Company").

         On October 24, 2001, the Company, through its subsidiary Home Properties of New York, L.P., acquired the Wellington Properties, comprised of 274 apartment units located in two communities. The Wellington Properties are located in Fredericksburg, Virginia.

         Total consideration for the acquisition was $11.1 million, which was funded through $7.9 million in assumed debt, and $3.2 million of cash. The mortgage carries a stated interest rate of 6.98% and matures in June 2008.

         BASIS OF PRESENTATION
         The accompanying financial statement has been prepared on the accrual basis of accounting, but is not representative of the actual operations of the Wellington Properties for the periods shown. As required by the Securities and Exchange Commission, Regulation S-X, Rule 3-14, certain expenses have been excluded which may not be comparable to the proposed future operations of the Wellington Properties. Expenses excluded relate to property management and administrative fees, interest expense, depreciation and amortization expense and allocated corporate expenses. The Company is not aware of any material factors relating to the Wellington Properties that would cause the reported financial information not to be necessarily indicative of future operating results.

         Expenditures for repairs and maintenance items are expensed as incurred. Costs related to the acquisition and improvement of property and related equipment are capitalized.

         REVENUE RECOGNITION
         Rental income attributable to residential leases is recorded when due from residents. Leases are generally for terms of one year.

         INTERIM UNAUDITED COMBINED FINANCIAL STATEMENT
         The accompanying interim combined unaudited statement of revenues and certain expenses for the period from January 1 through September 30, 2001 has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission described above. The results of operations of such interim period are not necessarily indicative of the results for the full year.

         USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS
         The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                        HOME PROPERTIES OF NEW YORK, INC.
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 2001
                            (Unaudited, In Thousands)


This unaudited pro forma Condensed Consolidated Balance Sheet is presented as if the acquisition of the Wellington Properties and the sale of The Towers and Mountainside Apartments had occurred as of September 30, 2001.


Such pro forma information is based upon the historical consolidated balance sheet of the Company as of that date, giving effect to the transactions described above. In management's opinion, all adjustments necessary to reflect the above transactions have been made. This unaudited pro forma Condensed Consolidated Balance Sheet should be read in conjunction with the pro forma Consolidated Statement of Operations of the Company presented herein and the historical financial statements and notes thereto of the Company included in the Home Properties of New York, Inc. Form 10-Q and 10-K for the nine-month period ended September 30, 2001 and the year ended December 31, 2000, respectively.

This unaudited pro forma Condensed Consolidated Balance Sheet is not necessarily indicative of what the actual financial position of the Company would have been at September 30, 2001 nor does it purport to represent the future financial position of the Company.

                                                         As of September 30, 2001
                                                         ------------------------
                                                    Home
                                                  Properties
                                                 of New York,     Pro Forma          Company
                                                  Inc. (A)        Adjustments(B)     Pro Forma
                                                  -------         -------------      ---------
ASSETS
Real estate, net                                 $1,915,363       ($  5,400)         $1,909,963
Cash and cash equivalents                             5,197          (3,200)              1,997
Other assets                                        117,651            (708)            116,943
                                                -----------       ---------          ----------
Total Assets                                     $2,038,211       ($  9,308)         $2,028,903
                                                ===========       =========          ==========

LIABILITIES

Mortgage notes payable                             $904,356        $  7,900 (C)     $   912,256
Line of credit                                       72,000         (22,138)(D)          49,862
Other liabilities                                    54,502            (494)             54,008
                                                -----------       ---------          ----------
Total Liabilities                                 1,030,858         (14,732)          1,016,126
                                                -----------       ----------         ----------

Minority interest                                   343,075           2,642(E)          345,717
                                                -----------       ---------          ----------


Preferred Stock, Series B                            48,733                -             48,733
                                                -----------       ----------         ----------

STOCKHOLDERS' EQUITY
Preferred Stock                                     149,000                             149,000
Common stock                                            221                                 221
Additional paid-in capital                          559,405                             559,405
Accumulated other comprehensive

 (loss)                                                (635)                               (635)
Accumulated deficit                                 (83,732)          2,782(F)          (80,950)
Officer and Director notes for stock
   purchases                                         (8,714)               -             (8,714)
                                                -----------       ----------         ----------
Total stockholders' equity                          615,545           2,782             618,327
                                                -----------       ---------          ----------


Total liabilities and stockholders' equity       $2,038,211       ($  9,308)         $2,028,903
                                                ===========       =========          ==========

                        HOME PROPERTIES OF NEW YORK, INC.
             NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 2001
                            (Unaudited, in Thousands)

(A) Reflects the Company's historical consolidated balance sheet as of September 30, 2001 as reported on Form 10-Q.

         The Company's historical consolidated balance sheet includes the balance sheets of the Acquisition Properties except the Wellington Properties, which were purchased on October 24, 2001. The acquisitions were recorded as follows:

                                                                  Appliances &       Mortgages
                                  Land            Building         Equipment          Assumed         Total (1)
                                  ----            --------         ---------          -------         --------
Woodholme Manor                  $  1,232      $    4,422          $   176                   -          $ 5,830(2)
Virginia Village                    5,160          21,540              344              (9,600)          17,444(3)
Sandalwood                          3,840          13,355              384                   -           17,579
Southern Meadows                    9,040          31,422              452             (20,600)          20,314
Devonshire Hills                   14,850          31,902              297             (25,200)          21,849
Fenland Field                       3,510          10,796              234                   -           14,540
Courtyard Village                   3,360           9,303              224              (5,400)           7,487
The Manor Apartments                8,700          27,250              435                     -         36,385
                                ---------      ----------         --------        --------------     ----------
                                  $49,692        $149,990           $2,546            ($60,800)        $141,428
                                  =======        ========           ======            =========        ========

         (1) Funded with excess cash and the Company's line of credit, except as indicated in (2) and (3) below
         (2) Includes the issuance of 81,880 operating units at a price of $30 and excess cash of $3,374.
         (3) Includes the issuance of 569,307 operating units at a price of $28.50 and excess cash of $1,219.


(B) The pro forma adjustments reflect the purchase of the Wellington Properties ($7,900 in total assets), net of the sale of The Towers and Mountainside Apartments ($17,208 in total assets and $494 in other liabilities).


         The appliances and equipment have an estimated useful life of ten years and the building has an estimated useful life of thirty-five years.

(C) Represents the assumption of mortgages in connection with the acquisition of the Wellington Properties, which occurred subsequent to September 30, 2001.

(D) Represents the repayment of the Company's line of credit secured from the proceeds from the properties sold subsequent to September 30, 2001.

(E) Reflects the adjustment to minority interest based upon the impact of the pro-forma income statement adjustments.

(F) Reflects the adjustment to accumulated deficit based upon the impact of the pro forma income statement adjustments, net of minority interest.

                        HOME PROPERTIES OF NEW YORK, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001
           (Unaudited, in Thousands, Except Share and Per Share Data)

The unaudited pro forma Consolidated Statement of Operations for the nine-month period ended September 30, 2001 and for the year ended December 31, 2000 is presented as if the following had occurred on January 1, 2000, (i) the acquisition by the Company of the Acquisition Properties, (ii) the disposition by the Company of the Sale Properties, (iii) the 2000 transactions related to the acquisition of 22 apartment communities in twelve separate transactions, and
(iv) the $115 million Series C, D and E Preferred Stock offerings.

Such pro forma information is based upon the historical consolidated results of operations of the Company for the nine-month period ended September 30, 2001 and for the year ended December 31, 2000, giving effect to the transactions described above. In management's opinion, all adjustments necessary to reflect the above transactions have been made. The pro forma Consolidated Statements of Operations should be read in conjunction with the pro forma Condensed Consolidated Balance Sheet of the Company presented herein and the historical financial statements and notes thereto of the Company included in the Home Properties of New York, Inc. Form 10-Q and 10-K for the nine-month period ended September 30, 2001 and the year ended December 31, 2000, respectively.

The unaudited pro forma Consolidated Statements of Operations for the nine-month period ended September 30, 2001 and for the year ended December 31, 2000 is not necessarily indicative of what the actual results of operations would have been assuming the transactions had occurred as of the beginning of the period presented, nor does it purport to represent the results of operations for future periods.

                                                                     For the Nine Months Ended September 30, 2001
                                                                     --------------------------------------------
                                                                        Home
                                                                    Properties of                         Company
                                                                    New York, Inc.      Pro Forma           Pro
                                                                     Historical (A)    Adjustments(B)       Forma
                                                                     -------------     -------------        -----
Revenues:
Rental Income                                                           $258,937        $  2,870          $261,807
Property other income                                                      9,716             325            10,041
Interest and Dividend Income                                               2,548               -             2,548
Other income                                                               1,610                -            1,610
                                                                        --------        ---------         --------
Total revenues                                                           272,811           3,195           276,006
                                                                        --------        --------          --------
Expenses:

Operating and Maintenance                                                110,877             428           111,305
General and Administrative                                                13,274              96(C)         13,370
Interest                                                                  49,056           3,785(D)         52,841
Depreciation and Amortization                                           _ 47,386             762(E)         48,148
                                                                        --------        --------          --------
Total Expenses                                                           220,593           5,071           225,664
                                                                        --------        --------          --------
Income before gain on disposition of property and minority
   Interest                                                               52,218          (1,876)           50,342
Gain on disposition of Property                                           22,085           7,300(F)         29,385
                                                                        --------        --------          --------
Income before minority Interest                                           74,303           5,424            79,727

Minority interest                                                         25,558           2,642(G)         28,200
                                                                        --------        --------          --------
Net income                                                                48,745           2,782            51,527
Preferred dividends                                                       13,492                -           13,492
                                                                        --------        ---------         --------
Net income available for common shareholders                             $35,253        $  2,782          $ 38,035
                                                                        ========        ========          ========
Net income per common share
-        basic                                                          $1.61                              $1.74
                                                                        =====                              =====
-        diluted                                                        $1.61                              $1.73
                                                                        =====                              =====
Weighted average number of shares outstanding
-        - basic                                                      21,852,439                       21,852,439
                                                                      ==========                       ==========
-        - diluted                                                    21,948,154                        21,948,154
                                                                      ==========                        ==========

                                      F-18

                        HOME PROPERTIES OF NEW YORK, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2000
           (Unaudited, in Thousands, Except Share and Per Share Data)


                                                                 For the Year Ended December 31, 2000

                                                              Home
                                                         Properties of                             Company
                                                         New York, Inc.        Pro Forma             Pro
                                                         Historical(A)      Adjustments(B)          Forma
                                                         ------------       --------------          -----
Revenues:
Rental Income                                                $298,860             $31,292           $330,152
Property other income                                          11,389               1,528             12,917
Interest and Dividends                                          7,746                                  7,746
Other income                                                    1,053                   -              1,053
                                                             --------           ---------            -------

Total revenues                                                319,048              32,820            351,868
                                                             --------           ---------            -------

Expenses:
Operating and maintenance                                     128,034              11,336            139,370
General and administrative                                     13,235                 985(C)          14,220
Interest                                                       56,792              10,113(D)          66,905
Depreciation and amort.                                        52,430               6,218(E)          58,648
                                                             --------           ---------            -------

Total Expenses                                                250,491              28,652            279,143
                                                             --------           ---------            -------

Income before loss on disposition of property, and

   minority interest                                           68,557               4,168             72,725
Gain/(Loss) on disposition of Property                         (1,386)             29,385(F)          27,999
                                                             --------           ---------            -------
Income before minority interest                                67,171              33,553            100,724

Minority interest                                              25,715              11,352(G)          37,067
                                                             --------           ---------            -------
Net income                                                     41,456              22,201             63,657
Preferred dividends                                            12,178               5,811(H)          17,989
                                                             --------           ---------            -------
Net income available for common shareholders                 $ 29,278             $16,390            $45,668
                                                             ========           =========            =======
Net income available for common shareholders

         - Basic                                             $1.42                                 $2.21
                                                             =====                                 =====
         - Diluted                                           $1.41                                 $2,20
                                                             =====                                 =====
Weighted average number of shares outstanding
         - Basic                                          20,639,241                             20,639,241
                                                          ==========                             ==========
         - diluted                                        20,755,721                             20,755,721
                                                          ==========                             ==========

                        HOME PROPERTIES OF NEW YORK, INC.
             NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001 AND
                      FOR THE YEAR ENDED DECEMBER 31, 2000
                            (Unaudited, in Thousands)

(A) Reflects the historical unaudited consolidated statement of operations for the Company for the nine-month period ended September 30, 2001 and the historical consolidated statement of operations for the Company for the year ended December 31, 2000, as appropriate

(B) Reflects the historical revenues and certain expenses of each of the Acquisition Properties and the Sale Properties for the period January 1, 2001 through the earlier of the date of acquisition or disposition or September 30, 2001, as follows:

                                              For the Nine Months Ended September 30, 2001
                                               --------------------------------------------
                                              Acquisition                            Pro Forma
                                              Properties     Sale Properties        Adjustments, Net
                                              ----------     ---------------        -----------
Revenues:
Rental Income                                   $15,608            ($12,738)              $2,870
Property other income                               749                (424)                 325
Interest and dividend income                          -                  -                   -
Other income                                          -                  -                   -
                                                -------             --------              ------

Total revenues                                   16,357             (13,162)               3,195
                                                -------             -------               ------

Expenses:
Operating and maintenance                         6,482              (6,054)                 428
General and administrative                           96                  -                  96(C)
Interest                                          4,282                (497)               3,785(D)
Depreciation and amortization                     2,666              (1,904)                 762(E)
                                                -------             -------               ------

Total Expenses                                   13,526              (8,455)               5,071
                                                -------             -------               ------

Income before gain on disposition of
   property and minority interest                 2,831              (4,707)              (1,876)
Gain on disposition of Property                       -               7,300                7,300
                                                -------             -------               ------
Income before minority interest                $  2,831            $  2,593               $5,424
                                                =======             =======               ======


                        HOME PROPERTIES OF NEW YORK, INC.
             NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001 AND
                      FOR THE YEAR ENDED DECEMBER 31, 2000
                            (Unaudited, in Thousands)


     Reflects the historical revenues and certain expenses of each of the Acquisition Properties, the Sale Properties, and the 22 apartment communities acquired in twelve separate transactions in 2000 for the period January 1, 2000 through December 31, 2000, as follows:

                                                  For the Year Ended December 31, 2000
                                                  ------------------------------------
                                               2000            Acquisition            Sale             Pro Forma
                                           Acquisitions         Properties         Properties      Adjustments, Net
                                           ------------         ----------         ----------      ----------------
Revenues:
Rental Income                                   $25,223            $27,368            ($21,299)            $31,292
Property other income                               940              1,295                (707)              1,528
Interest and dividend income                          -                  -                   -                  -
Other income                                          -                  -                   -                  -
                                              ---------           --------            ---------          ---------

Total revenues                                   26,163             28,663             (22,006)             32,820
                                              ---------           --------            --------           ---------

Expenses:
Operating and maintenance                        10,728             11,286             (10,678)             11,336
General and administrative                          785                860                (660)                985(C)
Interest                                          3,194              7,823                (904)             10,113(D)
Depreciation and amortization                     4,542              5,019              (3,343)              6,218(E)
                                              ---------           --------            --------           ---------

Total Expenses                                   19,249             24,988             (15,585)             28,652
                                              ---------           --------            --------           ---------

Income before gain on disposition of
   property and minority interest                 6,914              3,675              (6,421)              4,168
Gain on disposition of Property                       -                  -              29,385              29,385(F)
                                              ---------           --------            --------           ---------
Income before minority interest                $  6,914           $  3,675             $22,964             $33,553
                                               ========           ========             =======            ========


(C) Reflects additional general and administrative expenses calculated as 3% of total revenues

(D) Reflects the increase in interest expense related to debt assumed from the seller or obtained in order to finance each of the acquisitions, offset by the decrease in interest expense related to the Sale Properties. In addition, the 2000 adjustment reflects a reduction in interest expense on the Company's line of credit of approximately $3,355 relating to the assumed issuance of $115 million in preferred stock on January 1, 2000.

(E) Reflects depreciation and amortization related to each acquisition and the Sale Properties. The appliances and equipment have an estimated useful life of ten years and the building has an estimated useful life of thirty-five years.

(F)  Reflects the estimated gain on disposition of the Sale Properties.

(G) Reflects the adjustment to minority interest expense based upon the impact of the above pro forma adjustments on income before minority interest.

(H) For 2000 only, assumes that 4.8 million shares of preferred stock was outstanding as of January 1, 2000, with an average annual dividend rate of $17,989.

                        HOME PROPERTIES OF NEW YORK, INC.
                   ESTIMATED TWELVE-MONTH PRO FORMA STATEMENT
          OF TAXABLE NET OPERATING INCOME AND OPERATING FUNDS AVAILABLE
                                   (UNAUDITED)

The following unaudited statement is a proforma estimate for a twelve-month period of taxable income and funds available from operations of the Company. The unaudited pro forma statement is based on the Company's historical operating results for the year ended December 31, 2000 adjusted as if the following transactions had occurred on January 1, 2000: (i) the acquisition by the Company of the Acquisition Properties as reported herein, (ii) the disposition by the Company of the Sale Properties as reported herein, (iii) the 2000 transactions related to the acquisition of 22 apartment communities, and (iv) the $115 million Series C, D and E Preferred Stock offerings.
This statement should be read in conjunction with (i) the historical financial statements and notes thereto of the Company and (ii) the pro forma financial statements of the Company.

ESTIMATE OF TAXABLE NET OPERATING INCOME (IN THOUSANDS):


Historical earnings from operations, exclusive of depreciation and amortization (Note 1)                 $   93,886
Acquisition Properties net of sale properties historical earnings from operations,
  as adjusted, exclusive of depreciation (Note 2)                                                            28,419
                                                                                                         ----------

                                                                                                            122,305
Estimated tax basis depreciation and amortization (Note 3)

    HPNY                                                                                                    (57,128)
    Acquisition Properties, net of Sale Properties                                                           (6,454)
                                                                                                         ----------

Pro Forma taxable operating income before dividends deduction                                                58,723
Estimated dividends deduction (Note 4)                                                                       67,523
                                                                                                         ----------

                                                                                                        ($    8,800)


Pro Forma taxable operating income                                                                      $         -
                                                                                                         ==========

ESTIMATE OF PRO FORMA OPERATING FUNDS AVAILABLE (NOTE 5)
  (IN THOUSANDS):

Pro Forma taxable operating income before dividends deduction                                            $   58,723
Add pro forma tax basis depreciation and amortization                                                        63,582
                                                                                                         ----------


Estimate of pro forma operating funds available                                                            $122,305
                                                                                                         ==========

Note 1 - The historical earnings from operations represents the Company's net income applicable to common shares as adjusted for depreciation and amortization for the year ended December 31, 2000, as reflected in the historical financial statements.

Note 2 - The historical earnings from operations represents the pro forma results of the properties acquired since January 1, 2000, as referred to in the pro forma consolidated statement of operations for the year ended December 31, 2000, included elsewhere in this report, net of the Sale Properties

Note 3 - The tax basis depreciation of the Company is based upon the original purchase price allocated to the buildings, equipment and personal property, depreciated on a straight-line basis over a 27.5- and 5-year life, respectively. Such amount is presented net of the amounts associated with the Sale Properties.


Note 4 - Estimated dividends deduction is based on the preferred dividend of $17,989 plus the estimated dividend rate of $2.40 per common share. Common shares outstanding, on a pro forma basis, are 20,639,241.


Note 5 - Operating funds available does not represent cash generated from operating activities in accordance with generally accepted accounting principles and is not necessarily indicative of cash available to fund cash needs.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         HOME PROPERTIES OF NEW YORK, INC.
                         ---------------------------------
                                 (Registrant)

                         Date:            November 27, 2001
                                 -----------------------------------------------


                         By:        /s/ David P. Gardner
                                 -----------------------------------------------
                                 David P. Gardner
                                 Sr. Vice President and Chief Financial Officer


                         Date:            November 27, 2001
                                 -----------------------------------------------


                         By:        /s/ David P. Gardner
                                 -----------------------------------------------
                                David P. Gardner
                                Sr. Vice President and Chief Financial Officer

                        HOME PROPERTIES OF NEW YORK, INC.

                                  EXHIBIT INDEX




Exhibit 23.0 - Consent of PricewaterhouseCoopers LLP